UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005

BENTHOS, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

Commission file number: 0-29024

Massachusetts	04-2381876
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

49 Edgerton Drive North Falmouth, MA	02556
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 508-563-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 19, 2005, the Company entered into amended and restated employment agreements with Ronald L. Marsiglio, its President and Chief Executive Officer, Francis E. Dunne, Jr., its Vice President, Treasurer and Chief Financial Officer, and James R. Kearbey, its Vice President, General Manager, Package Inspection Systems Division. On the same date, the Company entered into a new employment agreement with Francois Leroy, its Vice President, Sales and Marketing, Undersea Systems Division. Each of these agreements is described below.

On January 18, 2005, the Compensation Committee of the Board of Directors of the Company approved the Benthos, Inc. Fiscal Year 2005 Incentive Compensation Matrix for certain officers and employees of the Company, including Messrs. Marsiglio, Dunne, Kearbey and Leroy. The Incentive Compensation Matrix is described below.

Ronald L. Marsiglio. On January 19, 2005, the Company entered into an amended and restated employment agreement with Ronald L. Marsiglio, effective October 1, 2004, pursuant to which Mr. Marsiglio agrees to serve as President and Chief Executive Officer of the Company for an initial two-year period expiring September 30, 2006. Thereafter, said term will be automatically extended for consecutive two year terms unless either the Company or Mr. Marsiglio provides the other with six months written notice prior to the expiration of the initial term or any extended term. The agreement provides for a base salary of $250,000 per year, subject to increase by the Compensation Committee of the Board of Directors. Mr. Marsiglio’s base salary was increased to $260,000 effective January 1, 2005. During fiscal year 2005, Mr. Marsiglio will be eligible to earn an incentive bonus of up to 110% of his base salary in accordance with the Company’s 2005 Incentive Compensation Matrix described below. In the event that the Company terminates his employment other than for cause, disability or death, Mr. Marsiglio will be entitled to receive severance benefits equal to one year’s base salary. If a Change of Control occurs, and within one year thereafter the Company terminates Mr. Marsiglio’s employment other than for cause, materially and adversely reduces his duties, requires him to relocate more than 50 miles from the present facility of the Company, or materially and adversely reduces his base salary or the benefits under any incentive compensation plan, the Company shall pay him one year’s base salary plus any earned and unpaid incentive compensation earned in a fiscal year prior to the fiscal year of termination. A Change of Control means (i) a merger, reorganization or consolidation of the Company with another entity or the sale of all or substantially all of the assets of the Company, unless 50% or more of the voting power of the securities of the acquiring entity is owned by the stockholders of the Company immediately prior to the transaction, or (ii) a sale or transfer of more than 50% of the common stock of the Company to a person or persons not controlled, directly or indirectly, by the Company. The foregoing description is a summary of the terms of the agreement with Mr. Marsiglio and is qualified in its entirety by reference to the text of the complete document, a copy of which is annexed hereto as Exhibit 99.1.

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Francis E. Dunne, Jr. On January 19, 2005, the Company entered into an amended and restated employment agreement with Francis E. Dunne, Jr., effective October 1, 2004, pursuant to which Mr. Dunne agrees to serve as Vice President, Treasurer and Chief Financial Officer of the Company for an initial two-year period expiring September 30, 2006. Thereafter, said term will be automatically extended for consecutive two year terms unless either the Company or Mr. Dunne provides the other with six months written notice prior to the expiration of the initial term or any extended term. The agreement provides for a base salary of $170,000 per year, subject to increase by the Compensation Committee of the Board of Directors. Mr. Dunne’s base salary was increased to $175,000 effective January 1, 2005. During fiscal year 2005, Mr. Dunne will be eligible to earn an incentive bonus of up to 40% of his base salary in accordance with the Company’s 2005 Incentive Compensation Matrix described below. In the event that the Company terminates his employment other than for cause, disability or death, Mr. Dunne will be entitled to receive severance benefits equal to one year’s base salary. If a Change of Control occurs, and within one year thereafter the Company terminates Mr. Dunne’s employment other than for cause, materially and adversely reduces his duties, requires him to relocate more than 50 miles from the present facility of the Company, or materially and adversely reduces his base salary or the benefits under any incentive compensation plan, the Company shall pay him one year’s base salary plus any earned and unpaid incentive compensation earned in a fiscal year prior to the fiscal year of termination. A Change of Control means (i) a merger, reorganization or consolidation of the Company with another entity or the sale of all or substantially all of the assets of the Company, unless 50% or more of the voting power of the securities of the acquiring entity is owned by the stockholders of the Company immediately prior to the transaction, or (ii) a sale or transfer of more than 50% of the common stock of the Company to a person or persons not controlled, directly or indirectly, by the Company. The foregoing description is a summary of the terms of the agreement with Mr. Dunne and is qualified in its entirety by reference to the text of the complete document, a copy of which is annexed hereto as Exhibit 99.2.

James R. Kearbey. On January 19, 2005, the Company entered into an amended and restated employment agreement with James R. Kearbey, effective January 1, 2005, pursuant to which Mr. Kearbey agrees to serve as a Vice President of the Company for an initial two-year period expiring December 31, 2006. Thereafter, said term will be automatically extended for consecutive two year terms unless either the Company or Mr. Kearbey provides the other with 180 days written notice prior to the expiration of the initial term or any extended term. The agreement provides for a base salary of $140,000 per year, subject to increase by the Company. During fiscal year 2005, Mr. Kearbey will be eligible to earn an incentive bonus of up to 50% of his base salary in accordance with the Company’s 2005 Incentive Compensation Matrix described below. In the event that the Company terminates his employment other than for cause, disability or death, Mr. Kearbey will be entitled to receive severance benefits equal to six months’ base salary. If a Change of Control occurs, and within one year thereafter the Company terminates Mr. Kearbey’s employment other than for cause, the Company shall pay him six months’ base salary. A Change of Control means (i) a merger, reorganization or consolidation of the Company with another entity or the sale of all or substantially all of the assets of the Company, unless 50% or more of the voting power of the securities of the acquiring entity is owned by the stockholders of the Company immediately prior to the transaction, or (ii) a sale or transfer of more than 50% of the common stock of the Company to a person or persons not controlled, directly or

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indirectly, by the Company. The foregoing description is a summary of the terms of the agreement with Mr. Kearbey and is qualified in its entirety by reference to the text of the complete document, a copy of which is annexed hereto as Exhibit 99.3.

Francois Leroy. On January 19, 2005, the Company entered into an employment agreement with Francois Leroy, effective January 1, 2005, pursuant to which Mr. Leroy agrees to serve as a Vice President of the Company for an initial two-year period expiring December 31, 2006. Thereafter, said term will be automatically extended for consecutive two year terms unless either the Company or Mr. Leroy provides the other with 180 days written notice prior to the expiration of the initial term or any extended term. The agreement provides for a base salary of $145,000 per year, subject to increase by the Company. During fiscal year 2005, Mr. Leroy will be eligible to earn an incentive bonus of up to 50% of his base salary in accordance with the Company’s 2005 Incentive Compensation Matrix described below. In the event that the Company terminates his employment other than for cause, disability or death, Mr. Leroy will be entitled to receive severance benefits equal to six months’ base salary. If a Change of Control occurs, and within one year thereafter the Company terminates Mr. Leroy’s employment other than for cause, the Company shall pay him six months’ base salary. A Change of Control means (i) a merger, reorganization or consolidation of the Company with another entity or the sale of all or substantially all of the assets of the Company, unless 50% or more of the voting power of the securities of the acquiring entity is owned by the stockholders of the Company immediately prior to the transaction, or (ii) a sale or transfer of more than 50% of the common stock of the Company to a person or persons not controlled, directly or indirectly, by the Company. The foregoing description is a summary of the terms of the agreement with Mr. Leroy and is qualified in its entirety by reference to the text of the complete document, a copy of which is annexed hereto as Exhibit 99.4.

2005 Incentive Compensation Matrix. On January 18, 2005, the Compensation Committee of the Company’s Board of Directors approved the Benthos, Inc. Fiscal Year 2005 Incentive Compensation Matrix, which provides for incentive compensation for specified employees of the Company, including the four executive officers named above. The matrix provides for payment of incentive compensation for all of the specified employees equal to a percentage of the employee’s base compensation for the 2005 fiscal year, varying from 5% to 110% based upon the Company’s pre-tax profit for the fiscal year. In addition, the percentage of base compensation payable as incentive compensation to Mr. Kearbey and Mr. Leroy will also depend on the operating results of the Company’s Package Inspection Systems and Undersea Systems Divisions, respectively. The foregoing description is a summary of the terms of the Company’s 2005 Incentive Compensation Matrix and is qualified in its entirety by reference to the text of the complete document, a copy of which is annexed hereto as Exhibit 99.5.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibits are filed herewith:

Exhibit 99.1	Amended and Restated Employment Agreement between the Company and Ronald L. Marsiglio.

Exhibit 99.2	Amended and Restated Employment Agreement between the Company and Francis E. Dunne, Jr.

Exhibit 99.3	Amended and Restated Employment Agreement between the Company and James R. Kearbey.

Exhibit 99.4	Employment Agreement between the Company and Francois Leroy.

Exhibit 99.5	Benthos, Inc. Fiscal Year 2005 Incentive Compensation Matrix.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENTHOS, INC.
(Registrant)

Date: January 24, 2005	By:	/s/ Francis E. Dunne, Jr.
Francis E. Dunne, Jr.
Vice President, Chief Financial Officer, and Treasurer
(Principal Financial and Accounting Officer)

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